SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 17, 2014

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.

Other Events.

The Company announced that, on June 17, 2014, its board of directors declared a regular semi-annual cash dividend of $.40 per share of the Company’s common stock, payable July 31, 2014, to shareholders of record as of July 15, 2014.

The Company’s Board of Directors also renewed its regular quarterly common stock repurchase program allowing for repurchase of up to 10,000 shares of common stock during the quarter ended September 30, 2014.

A news release announcing the dividend declaration and stock repurchase program is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

Exhibit 99.1

News release dated June 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  June 20, 2014

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated June 17, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

99.1

News release dated June 20, 2014